UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

EQUITY RESIDENTIAL

(Exact name of Registrant as Specified in Its Charter)

Maryland	1-12252	13-3675988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two North Riverside Plaza
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 474-1300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 Par Value	EQR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 26, 2025, Equity Residential (the "Company") held its 2025 Annual Meeting of Shareholders (the "Annual Meeting"). At the Annual Meeting, the Company’s shareholders were asked to consider and vote upon the proposals described in the Company’s Proxy Statement for the Annual Meeting (the "Proxy Statement"). The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1 – Election of Trustees

All ten of the nominees for Trustees were elected to serve for a one-year term which expires at the Company’s 2026 annual meeting of shareholders and until their respective successors are duly elected and qualified, by the votes set forth below.

Nominee	For	Against	Abstain
Angela M. Aman	332,897,286	3,017,428	151,317
Linda Walker Bynoe	315,442,364	20,472,400	151,267
Mary Kay Haben	315,349,591	20,004,358	712,082
Ann C. Hoff	335,323,351	588,052	154,628
Tahsinul Zia Huque	332,712,045	2,638,359	715,627
Nina P. Jones	333,151,654	2,201,056	713,321
David J. Neithercut	323,391,847	12,417,817	256,367
Mark J. Parrell	332,713,200	3,230,392	122,439
Mark S. Shapiro	323,286,944	12,619,016	160,071
Stephen E. Sterrett	334,247,981	1,662,381	155,669

There were 14,152,727 broker non-votes with respect to Proposal 1.

Proposal 2 – Ratification of Independent Registered Public Accounting Firm for 2025

The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025 was ratified by the shareholders, by the votes set forth below.

For	333,335,388
Against	16,691,603
Abstain	191,767

Proposal 3 – Advisory Approval of Executive Compensation

The shareholders approved, on an advisory basis, the executive compensation disclosed in the Proxy Statement, by the votes set forth below.

For	299,183,089
Against	36,545,526
Abstain	337,416
Broker Non-Votes	14,152,727

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL
Date: July 1, 2025	By: /s/ Scott J. Fenster
Name: Scott J. Fenster
Its: Executive Vice President and General Counsel